Exhibit 32.2

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned William J. McGinnis, duly appointed and incumbent officer of American Surgical Holdings, Inc., a Delaware corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

November 19, 2007

/s/ William J. McGinnis
William J. McGinnis
Acting Chief Accounting Officer, Corporate Secretary and Controller
(Principal Accounting Officer)